SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)
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                      February 28, 2003 (February 28, 2003)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        Oklahoma                       1-13726                   73-1395733
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


  6100 North Western Avenue,  Oklahoma City,  Oklahoma             73118
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      (Address of principal executive offices)                   (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

                 CHESAPEAKE ENERGY CORPORATION ANNOUNCES PRICING
                  OF $300 MILLION OF 7.5% SENIOR NOTES DUE 2013


OKLAHOMA CITY, OKLAHOMA, FEBRUARY 28, 2003 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it has priced a private offering of $300 million of senior notes due September 15, 2013, which will carry an interest rate of 7.5%. The senior notes were priced at 99.102% to yield 7.625%. The senior notes being sold by Chesapeake will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The senior notes will be eligible for trading under Rule 144A.

Closing of the senior notes offering is expected to occur on March 5, 2003, and is subject to satisfaction of customary closing conditions. Chesapeake intends to use the net proceeds of the offering to finance, in part, the pending acquisitions of Mid-Continent natural gas properties from the El Paso Corporation and Vintage Petroleum, Inc., which are scheduled to close in March 2003, and to repay amounts outstanding under our revolving bank credit facility. In the event the El Paso and Vintage acquisitions are not consummated, proceeds will be used for general corporate purposes, including other possible future acquisitions.

This announcement shall not constitute an offer to sell or a solicitation of an offer to buy. This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.


Chesapeake Energy Corporation is one of the ten largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.



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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               CHESAPEAKE ENERGY CORPORATION


                                               By: /s/ Aubrey K. McClendon
                                                   ----------------------------
                                                       Aubrey K. McClendon
                                                    Chairman of the Board and
                                                     Chief Executive Officer

Dated:        February 28, 2003

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